                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions
"Financial Highlights", "Shareholder Services - Statements and
Reports" and "General Information - Independent Auditors" and to the use of our reports dated August 11, 1995, in this Registration Statement (Form N-1A 2-48227) of Alliance Bond Fund,
Inc.


                                  /s/ Ernst & Young LLP

                                  ERNST & YOUNG LLP


New York, New York
October 25, 1995



































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